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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 28, 2002



                             BRAZIL FAST FOOD CORP.
             (Exact name of Registrant as specified in its charter)



       Delaware                    0-23278                    13-3688737
(State of Incorporation)    (Commission File No.)          (I.R.S. Employer
                                                          Identification No.)


                          Av. Brasil, 6431 - Bonsucesso
                                  CEP 21040-360
                             Rio de Janeiro, Brazil
                    (Address of principal executive offices)

                 Registrant's telephone number: 55 21 2564-6452

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Item 5.   Other Events and Required FD Disclosure.

     On October 28, 2002, Brazil Fast Food Corp. (the "Company") issued a press release announcing (a) that Peter van Voorst Vader had stepped down as chief operating officer of Venbo Comercio de Alimentos Ltda., the Company's wholly owned subsidiary, (b) that Ricardo Bomeny was named as Mr. Vader's successor, and (c) that Mr. Vader will continue as the Company's chief executive officer through the end of 2002 and will remain as a member of its Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


     Exhibit No.           Description
     ----------            -----------

       99.1              Press Release dated October 28, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 6, 2002

                                         BRAZIL FAST FOOD CORP.



                                         By:   /s/ PETER J.F. VAN VOORST VADER
                                               -------------------------------
                                               Peter J. F. van Voorst Vader
                                               Chief Executive Officer